EXHIBIT 99.1

Weaver & Tidwell, LLP
Cash America International Building
1600 West Seventh Street, Suite 300
Fort Worth, Texas 76102

December 11, 2007

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

We have reviewed Form 8 - K/A of Vertical Computer Systems, Inc. (Commission file number 000-28685) dated December 11, 2007.

We agree with the statements made by the issuer with the following exceptions:

Summary

1.	We have no knowledge and, accordingly, can neither confirm nor deny Managements’ determination process for selecting new Accountants.

Details

2.	With regard to Section (a) (iii) we have no direct knowledge if the decision was approved by the Board of Directors.

Sincerely,

/s/ Weaver & Tidwell, LLP

WEAVER AND TIDWELL, L.L.P.